Exhibit 32.1

      Certification of Chief Executive Officer and Chief Financial Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     I, Agustin Gomez de Segura, President and Chief Financial Officer of Cigma Metals Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Quarterly Report on Form 10-QSB of the Company for the period ended June 30, 2005 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     Date: March 24, 2006                  BY: /s/ Lars Pearl
                                                   Lars Pearl
                                                   President and Chief
                                                   Financial Officer